Peabody COALSALES Company

Contract #LGE 02011

Amendment No. 2

EXHIBIT 10.72

AMENDMENT NO. 2 TO COAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 2 TO COAL SUPPLY AGREEMENT (“Amendment No. 2”) is entered into effective as of January 1, 2003, by and between LOUISVILLE GAS AND ELECTRIC COMPANY, a Kentucky corporation, 220 West Main Street, Louisville, Kentucky 40202 (Buyer”), and PEABODY COALSALES COMPANY, a Delaware corporation, 701 Market Street, Suite 830, St. Louis, Missouri 63101-1826 (“Seller”).  In consideration of the agreements herein contained, the parties hereto agree as follows.

1.0                               AMENDMENTS

The Agreement heretofore entered into by the parties, dated effective January 1, 2002 and identified by the Contract Number set forth above, as amended by Amendment No. 1 dated effective June 1, 2002 is hereby further amended as follows the January 2, 2002 Agreement, as amended by Amendment No. 1 and Amendment No. 2, is hereafter referred to as the “Agreement”:

2.0                               GENERAL

2.1           Section 1 General is deleted in its entirety and is replaced with the following:

2.1           SECTION 1.  General and Producer’s Certificates

1.1                                 General.  Seller shall sell and deliver and Buyer shall purchase and accept delivery of steam coal under all the terms and conditions of this Agreement.

1.2           Producer’s Certificates.

Seller hereby represents and warrants that it has obtained or will obtain the agreement of Patriot Coal Company, LP, a Delaware limited partnership; Peabody Coal Company, a Delaware corporation; Ohio County Coal Company, L.P., a Kentucky corporation; and Highland Mining Company, a Delaware corporation (collectively “Producer”), as indicated by each Producer’s signature on the Producer’s Certificates attached hereto as Exhibit B-1 and Exhibit B-2 and made a part hereof, and has delivered or will deliver the  originals of such Producer’s Certificates to Buyer.  This obligation of Seller is a material inducement for Buyer’s entering into this Agreement.  If

Seller fails to deliver Producer’s Certificate(s) in the form of Exhibit B-1 and Exhibit B-2 for each Producer to Buyer with five (5) days after execution of this Agreement, then Buyer may declare this Agreement null and void, and neither party shall have any further obligations hereunder, except to the extent of deliveries then in route.  Seller acknowledges and agrees that Buyer is the third-party beneficiary of the agreements between Producer and Seller (the “Coal Marketing and Sales Agreement”) and as such Buyer shall be entitled to enforce its rights thereunder, in addition to exercising its rights and remedies hereunder.

3.0                               QUANTITY

3.1                                 Section 3.1 Base Quantity, is deleted in its entirety and replaced with the following:

3.1                                 Quantity.  Seller shall sell and deliver and Buyer shall purchase and accept delivery of the following annual quantities of coal:

YEAR	BASE QUANTITY (TONS)

2002	600,000
2003	750,000 – Quality A
250,000 – Quality B
2004	600,000 – Quality A
250,000 – Quality B

4.0          SOURCE

4.1                                 Section 4.1 Source, is deleted in its entirety and replaced with the following:

4.1                                 Source.    The coal sold hereunder, including coal purchased by Seller from third parties, shall be supplied from the geological seams known as the Western Kentucky #9 and #11 seams.  Coal designated as Quality A, as defined below, shall be supplied from the mining complex in Union County, Kentucky which is owned and operated by Seller’s affiliated company, Highland Mining Company (“Highland”).  Coal designated as Quality B, as defined below, shall be supplied from: (i) the “Patriot Mining Complex” in Henderson County which consists of the Patriot Mine (a surface mining operation which is owned and operated by Seller’s affiliated company, Patriot Coal Company, LP (“Patriot”)) and the “Freedom Mine” (which is operated by Seller’s affiliated company, Ohio County Coal Company (“Ohio County”)); (ii) the Camp Complex in Henderson County, or (iii) the Gibraltar Mine in Muhlenberg County.  The Camp Complex and the Gibraltar Mine are both owned and operated by Seller’s affiliated company, Peabody Coal Company (“Peabody Coal”).  All of the foregoing sources of coal are hereinafter referred to as the “Coal Properties”.  Highland, Patriot, Ohio County and Peabody shall be referred to collectively herein as “Producer.”

4.2           Section 4.7 Relationship of the Parties is added and reads as follows:

                                                Seller agrees that it is not and will not hold itself out as a partner, employee, agent or representative of or joint venturer with Buyer.  Nothing herein contained shall be construed as creating a single enterprise, joint venture, agency, partnership, joint employer, owner-contractor, or lessor-lessee relationship between Buyer and Seller or between Buyer and Producer.

                                                Seller and Producer shall each have sole and exclusive authority to direct and control its respective activities and operations, and those of any subcontractors, undertaken in the performance of Seller’s obligations under this Agreement.  Seller and Producer shall each exercise full and complete control over its respective work force and labor relations policies.  Buyer shall have no authority or control over either Seller’s or Producer’s operations or work force.

5.0          DELIVERY

5.1           Section 5.1 Barge Delivery, is modified to make the first literary paragraph read:

                                                The coal shall be delivered to Buyer F.O.B. barge at the Camp Complex, Mile Point 841.6 on the Ohio River, or at Seller’s option as a substitute at the Gibralter Dock at Mile Point 85.9 on the Green River.  By advance agreement between Buyer and Seller, Seller may also deliver the coal to Buyer at Demao Dock (Patriot Coal) at             Mile Point 31.5 on the Green River.  The Camp Complex, Gibralter Dock and Demao Dock are all “Delivery Points”.

6.0          QUALITY

6.1           Section 6.1 Specifications is deleted and replaced with the following provision:

6.1.1                        Quality A.    The coal delivered hereunder which is designated as Quality A shall conform to the following specifications on an “as received” basis:

QUALITY A

Specifications	Guaranteed Monthly Weighted Average (1)		Rejection Limits (per shipment)

BTU/LB.	min.	11,400	<	10,800

LBS/MMBTU:
MOISTURE	max.	10.53	>	12.00

ASH

max.

8.33

>

9.00

SULFUR	max.	2.89	>	3.10
SULFUR	min.	2.30	<	2.00
CHLORINE	max.	0.009	>	.015
FLUORINE	max.
NITROGEN	max.	1.32	>	1.70

ASH/SULFER RATIO	min.	3.22:1	>	3:1

SIZE (3” x 0”):
Top size (inches)*	max.	3x0	>	4x0
Fines (% by wgt)
Passing 1/4” screen	max.	60	>	65

% BY WEIGHT:
VOLATILE	max.	30	>	29

FIXED CARBON	max.	43	>	40
GRINDABILITY (HGI)	min.	50	<	48

BASE ACID RATIO (B/A)		0.40		0.50

SLAGGING FACTOR**	max.	1.32	>	1.80
FOULING FACTOR***	max.	0.32	>	0.40

ASH FUSION TEMPERATURE (°F) (ASTM D1857)

REDUCING ATMOSPHERE
Initial Deformation	min.	1990	min.	1990
Softening (H=W)	min.	2065	min.	2050
Softening (H=1/2W)	min.	2105	min.	2075
Fluid	min.	2225	min.	2200

OXIDIZING ATMOSPHERE
Initial Deformation	min.	2330	min.	2300
Softening (H=W)	min.	2355	min.	2325
Softening (H=1/2W)	min.	2400	min.	2370
Fluid	min.	2480	min.	2400

(1) An actual Monthly Weighted Average will be calculated for each specification for coal delivered to the Buyer’s generating stations.

* All the coal will be of such size that it will pass through a screen having circular perforations three (3) inches in diameter, but shall not contain more than fifty (50) per cent (50%) by weight of coal that will pass through a screen having circular perforations one-quarter (1/4) of an inch in diameter.

**           Slagging Factor (Rs)=(B/A) x (Percent Sulfur by WeightDry)

***         Fouling Factor (Rf)=(B/A) x (Percent Na20 by WeightDry)

The Base Acid Ratio (B/A) is herein defined as:

BASE ACID RATIO (B/A) =	(Fe203 + Ca0 + Mg0 + Na20 + K20)
(Si02 + A1203 + T102)

Note: As used herein	>	means greater than:
	<	means less than.

6.1.2       Quality B.  The coal delivered hereunder which is designated as Quality B shall conform to the following specifications on an “as received” basis:

QUALITY B
Specifications	Guaranteed Monthly Weighted Average (1)		Rejection Limits (per shipment)

BTU/LB.	min.	10,850	<	10,600

LBS/MMBTU:

MOISTURE

max.

12.9

>

15.0

ASH	max.	10.8	>	12.5
SULFUR	max.	3.00	>	3.40
SULFUR	min.	2.75	<	2.55
CHLORINE	max.	0.05	>	0.06
FLUORINE	max.	0.01	>	0.015

NITROGEN

max.

1.35

>

1.45

SIZE (3” x 0”):
Top size (inches)*	max.	3	>	3
Fines (% by wgt)
Passing 1/4” screen	max.	50	>	55

% BY WEIGHT:
VOLATILE	max.	31	>	29

FIXED CARBON	max.	38	>	30
GRINDABILITY (HGI)	min.	55	<	50
BASE ACID RATIO (B/A)		0.60		0.90
SLAGGING FACTOR**	max.	2.0	>	2.5
FOULING FACTOR***	max.	0.5	>	0.7

ASH FUSION TEMPERATURE (°F) (ASTM D1857)

REDUCING ATMOSPHERE
Initial Deformation	min.	1940	min.	1900
Softening (H=W)	min.	2035	min.	1975
Softening (H=1/2W)	min.	2085	min.	2000
Fluid	min.	2190	min.	2100

OXIDIZING ATMOSPHERE
Initial Deformation	min.	2300	min.	2200
Softening (H=W)	min.	2330	min.	2280
Softening (H=1/2W)	min.	2425	min.	2300
Fluid	min.	2490	min.	2375

(1) An actual Monthly Weighted Average will be calculated for each specification for coal delivered to the Buyer’s generating stations.

* All the coal will be of such size that it will pass through a screen having circular perforations three (3) inches in diameter, but shall not contain more than fifty (50) per cent (50%) by weight of coal that will pass through a screen having circular perforations one-quarter (1/4) of an inch in diameter.

**           Slagging Factor (Rs)=(B/A) x (Percent Sulfur by WeightDry)

***         Fouling Factor (Rf)=(B/A) x (Percent Na20 by WeightDry)

The Base Acid Ratio (B/A) is herein defined as:

BASE ACID RATIO (B/A) =		(Fe203 + Ca0 + Mg0 + Na20 + K20)
(Si02 + A1203 + T102)

Note: As used herein	>	means greater than:
	<	means less than.

7.0          PRICE

7.1           Section 8.1 Base Price is deleted and replaced with the following:

The base price (“Base Price”) of the coal to be sold hereunder will be firm and will be determined by the criteria set forth in Section 5 in accordance with the following schedule:

Year	Base Price Quality A (F.O.B. Barge)

2002	$1.1224 per MMBtu	$25.59 per ton
2003	$1.1224 per MMBtu	$25.59 per ton	*
2003	$1.1351 per MMBtu	$25.88 per ton	**
2004	$1.1680 per MMBtu	$26.63 per ton

* The Base Price for the first 150,000 tons of Quality A delivered in 2003

** The Base Price for the remainder of the tons of Quality A delivered in 2003

Year	Base Price Quality B (F.O.B. Barge)

2003	$0.90 per MMBtu	$19.53 per ton
2004	$0.91 per MMBtu	$19.75 per ton

7.2           Section 8.2(b) Quality Price Discounts, is deleted and replaced with the following”

Notwithstanding the foregoing, for each specification each month, there shall be no discount if the actual Monthly Weighted Average meets the applicable Discount Point set forth below.  However, if the actual Monthly Weighted Average fails to meet such applicable Discount Point, then the discount shall apply and shall be calculated on the basis of the difference between the actual Monthly Weighted Average and the Guaranteed Monthly Weighted Average pursuant to the methodology shown in Exhibit A attached hereto.

QUALITY A

	Guaranteed Monthly Weighted Average		Discount Point

BTU/Lb.	min.	11,400	11,200

LB/MMBTU:
SULFUR	max.	2.89	2.98
ASH	max.	8.33	8.69
MOISTURE	max.	10.53	11.25

QUALITY B

	Guaranteed Monthly Weighted Average		Discount Point

BTU/Lb.	min.	10,850	10,650

LB/MMBTU:
SULFUR	max.	3.00	3.05
ASH	max.	10.80	12.20
MOISTURE	max.	12.90	14.46

For example, if the actual Monthly Weighted Average of sulfur for Quality A equals 3.00lb/MMBTU, then the applicable discount would be (3.00 lb. – 2.89 lb.) X $.1232/lb/MMBTU = $.0136/MMBTU.

8.0          DOCUMENTATION AND RIGHT OF AUDIT.

8.1          Section 18.  Documentation and Right of Audit is hereby deleted in its entirety and replaced as follows:

SECTION 18.  DOCUMENTATION AND RIGHT OF AUDIT.   Seller shall maintain, and cause Producer to maintain, all records and accounts pertaining to payments, quantities, quality analyses, and sources for all coal supplied under this Agreement for a period lasting through the term of this Agreement and for two years thereafter.  Buyer or its representatives shall have the right at no additional expense to Buyer to audit, copy and inspect such records and accounts at any reasonable time upon reasonable notice during the term of this Agreement and for 2 years thereafter.

9.0          COAL PROPERTY INSPECTIONS.

9.1          Section 20. Coal Property Inspections is deleted in its entirety and replaced as follows:

SECTION 20.   COAL PROPERTY INSPECTIONS.  Buyer and its representatives, and others as may be required by applicable laws, ordinances and regulations shall have the right at all reasonable times and at their own expense to inspect the Coal Property, including the loading facilities, scales, sampling system(s), wash plant facilities, and mining equipment for conformance with this Agreement.  Seller shall cause Producer to allow such inspection and to undertake reasonable care and precautions to prevent personal injuries to any representatives, agents or employees of Buyer (collectively, “Visitors”) who inspect the Coal Property.  Any such Visitors shall make every reasonable effort to comply with the regulations and rules of Seller or Producer regarding conduct on the work site, made known to Visitors prior to entry, as well as safety measures mandated by state or federal rules, regulations and laws.  Buyer understands that mines and related facilities are inherently high-risk environments.  Buyer’s failure to inspect the Coal Property or to object to defects therein at the time Buyer inspects the same shall not relieve Seller or Producer of any of its responsibilities nor be deemed to be a waiver of any of Buyer’s rights hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 on the day and year below written, but effective as of the day and year first set forth above.

LOUISVILLE GAS AND ELECTRIC COMPANY	PEABODY COALSALES COMPANY

BY:	BY:
SVP – Energy Services

TITLE:

DATE:	DATE:

EXHIBIT B-1

PRODUCER’S CERTIFICATE B-1

The undersigned, PATRIOT COAL COMPANY, L.P. a Delaware limited partnership, OHIO COUNTY COAL COMPANY, a Kentucky corporation, and PEABODY COAL COMPANY, a Delaware corporation (herein collectively “the Producer”), by and through their duly authorized officers, managers or general partners as an inducement to LOUISVILLE GAS AND ELECTRIC COMPANY (“LG&E”), a Kentucky corporation (“Buyer”) and PEABODY COALSALES COMPANY, a Delaware corporation (herein “Agent”), to enter into  Amendment No. 2 to a Coal Supply Agreement dated January 1, 2002 (the January 1, 2002 Coal Supply Agreement as amended by Amendments 1 and 2 are collectively referred to herein as “Coal Supply Agreement”) between LG&E and Agent, and as a further inducement to Agent to enter into a Coal Marketing and Sales Agreement with Producer (“Coal Marketing and Sales Agreement”), hereby certify, warrant and represent to LG&E and Agent as follows:

1.             Producer is a duly organized, validly existing limited partnership or corporation, as the case may be, in good standing under the laws of the Commonwealth of Kentucky, and is fully qualified to do business under the laws of the Commonwealth of Kentucky.  Producer has all requisite power and authority to execute this instrument and to enter into all documents required in connection with and including this Producer’s Certificate and the proposed Coal Marketing and Sales Agreement between Producer and Agent.

2.             By the execution hereof, the undersigned certify that, as the officers, manager or partners of Producer, they have all the necessary power and authority to execute and deliver this

Producer’s Certificate, for and on behalf of Producer.

3.             This Certificate is given by Producer to induce LG&E and Agent to each execute and deliver between themselves that certain proposed Coal Supply Agreement, with the knowledge that LG&E and Agent will each rely upon the truth of the statements made herein.

4.             Producer represents and warrants that the “Coal Property” described in Exhibit “A” to the Producer’s Certificate B-1 (the “Coal Property”) contains economically recoverable coal of a quality and in quantities which will be sufficient to satisfy all the quantity and quality requirements of the Coal Supply Agreement and the Coal Marketing and Sales Agreement which requirements are set forth on Exhibit “B” attached hereto.  Producer further agrees and warrants that it will have at the Coal Property adequate machinery, equipment and other facilities to produce, prepare and deliver coal in the quantity and at the quality specified in Exhibit “B” hereto.  Producer further represents, and warrants and agrees that it will operate and maintain such machinery, equipment, and facilities in accordance with good mining practices so as to efficiently and economically produce, prepare, and deliver such coal.  Producer agrees that it shall operate and maintain the machinery, equipment and/or facilities at its sole expense, including all required permits and licenses.  Producer further dedicates to the Coal Supply Agreement and the Coal Marketing and Sales Agreement sufficient reserves of coal lying on or in the Coal Property meeting the quality specifications specified in Exhibit “B” hereto so as to fulfill the quantity requirements of the proposed Coal Supply Agreement and the Coal Marketing and Sales Agreement.

5.             Producer agrees and warrants that it will not, without obtaining the express prior written consent of both LG&E and of Agent, use or sell coal from the Coal Property in a way that will reduce the economically recoverable balance of coal in the Coal Property to an amount less than that required to be supplied by Producer as specified in Exhibit “B” hereto.

6.             Producer agrees and warrants that it shall require of the loading dock operator that (a) the barges and towboats provided by LG&E or LG&E’s barging contractor be provided convenient and safe berth free of wharfage, dockage and port charges; (b)  while the barges are in the care, custody and control of the loading dock, all U.S. Coast Guard regulations and other applicable laws, ordinances, rulings and regulations shall be complied with, including adequate mooring and display of warning lights; (c) any water in the cargo boxes of the barges be pumped out by the loading dock operator prior to loading; (d)  the loading operations be performed in a workmanlike manner and in accordance with the reasonable loading requirements of LG&E and LG&E’s barging contractor; and (e)  the loading dock operator carry landing owner’s or wharfinger’s insurance with basic coverage of not less than $300,000 and total of basic coverage and excess liability coverage of not less than $1,000,000 and provide evidence thereof to LG&E and Agent in the form of a certificate of insurance from the insurance carrier or an acceptable certificate of self-insurance with requirement for notification of LG&E and Agent in the event of termination of the insurance.

7.             Producer agrees that it will replace rejected coal within five (5) working days with coal conforming to the rejection limits set forth in the proposed Coal Marketing and Sales Agreement between Producer and Agent, which rejection limits Producer understands and acknowledges are the same rejection limits as provided in the proposed Coal Supply Agreement between LG&E and Agent, and that should Producer either fail to replace the rejected coal within such five (5) working day period or the replacement coal is rightfully rejected (where such rejection is not based upon the BTU/LB minimum or the percentage of moisture maximum being exceeded as a result of weather conditions), and another source hasreplaced such rejected coal, Producer agrees to and shall reimburse LG&E for any amount that the total delivered cost to LG&E of such coal purchased from another source exceeds the then-current delivered cost of coal sold by Agent under the Coal Supply Agreement between Agent and LG&E.  Further, Producer agrees to be responsible to pay or reimburse Agent or LG&E as applicable, for any and all freight or transportation expenses that have been incurred for rightfully rejected coal.

8.             Producer agrees that if it shall receive a notice in writing that the coal sold fails to meet one or more of the monthly average guarantees as set forth in the Coal Supply Agreement or the proposed Coal Supply Agreement between Agent and LG&E, then Producer shall within ten (10) days provide LG&E with reasonable assurances that subsequent monthly deliveries of coal shall meet or exceed such monthly average guarantees

9.             Producer agrees to and shall indemnify and save harmless LG&E, and its respective officers, directors, employees, and representatives from any responsibility and liability for any and all claims, demands, losses, legal actions for personal injuries, property damage and pollution (including reasonable attorney’s fees) relating to the barges provided by LG&E or LG&E’s contractor while such barges are in the care and custody of the loading dock, or for any failure of Producer to comply with laws, regulations or ordinances, or for any matter which arises out of the acts or omissions of Producer in the performance of its obligations hereunder including, but not limited to, the proper delivery of coal by Producer to Buyer.

10.           Producer agrees and warrants to and shall carry insurance coverage with minimum limits as follows:

A.            Commercial general liability, $1,000,000, single limit liability.

B.            Automobile general liability, $1,000,000 single limit liability.

C.            In addition, Producer shall carry excess liability insurance covering the foregoing perils in the amount of $4,000,000 for any one occurrence.

D.            Kentucky Worker’s Compensation and Employer’s Liability with statutory limits.

E.             If any of the above policies are written on a claims-made basis, then the retroactive date of the policy or policies will be no later than the effective date of Amendment 2 to the Coal Supply Agreement or the Producer’s proposed Coal Marketing and Sales Agreement with Agent whichever is earlier.

11.           Producer agrees that it shall not assign the proposed Coal Marketing and Sales Agreement between it and Agent or any rights or obligations thereunder without the prior written consent of Agent and LG&E , which consent shall not be unreasonably withheld.

IN TESTIMONY WHEREOF, the undersigned officers and/or members of Producer have executed and delivered the foregoing Producer’s Certificate B-1 on behalf of Producer.

ATTEST:
PATRIOT COAL COMPANY, L.P.
By:
Its:
Date:

OHIO COUNTY COAL COMPANY
By:
Its:
Date:

PEABODY COAL COMPANY

By:
Its:
Date:

EXHIBIT A TO PRODUCER’S CERTIFICATE B-1

“Coal Property” means the following seams and mines owned by Producer:

Patriot Coal Company’s (“Patriot”) Patriot Complex, located in Henderson County, Kentucky consisting of the surface mining operation known as the “Patriot Mine” which is owned and operated by Patriot Coal Company and the deep mining operation known as the “Freedom Mine” which is owned by Patriot and operated by Ohio County Coal Company; Peabody Coal Company’s Camp Complex located in Union County, Kentucky and Gibraltar Mine located in Muhlenberg County, Kentucky.

EXHIBIT B TO PRODUCER’S CERTIFICATE B-1

Quality B Requirement

The quality designated as Quality B as required by the Coal Marketing and Sales Agreement is as follows on an “as received basis”:

Specifications	Guaranteed Monthly Weighted Average	Rejection Limits (per shipment)

BTU/LB.	min 10,850	< 10,600

Ash	max 10.80 lbs./MMBTU	> 12.50 lbs./MMBTU
Moisture	max 12.90 lbs./MMBTU	> 15.00 lbs./MMBTU
Sulfur	max. 3.00 lbs./MMBTU	>3.40 lbs./MMBTU
Sulfur	min. 2.75 lbs./MMBTU	< 2.55 lbs./MMBTU

All Qualities:
Chlorine	max. 0.05 lbs./MMBTU	> 0.06 lbs./MMBTU
Fluorine	max. 0.01 lbs./MMBTU	> 0.015 lbs./MMBTU
Nitrogen	max. 1.35 lbs./MMBTU	> 1.45 lbs./MMBTU

SIZE (3” x 0”):
Top size (inches)*	max. 3”x 0”	> 3”x 0”
Fines (% by wgt)
passing 1/4” screen	max. 50%	> 55

% BY WEIGHT:

VOLATILE	max. 31	> 29
FIXED CARBON	min. 38	< 30
GRINDABILITY (HGI)	min. 55	< 50
BASE ACID RATIO (B/A)	.60	> .90
SLAGGING FACTOR	2.0	2.5

ASH FUSION TEMPERATURE (°F) (ASTM D1857)

REDUCING ATMOSPHERE
Initial Deformation	min. 1940	min. 1900
Softening (H=W)	min. 2035	min. 1975
Softening (H=1/2W)	min. 2085	min. 2000
Fluid	min. 2190	min. 2100

OXIDIZING ATMOSPHERE
Initial Deformation	min. 2300	min. 2200
Softening (H=W)	min. 2330	min. 2280
Softening (H=1/2W)	min. 2425	min. 2300
Fluid	min. 2490	min. 2375

* All the coal will be of such size that it will pass through a screen having circular perforations three (3) inches in diameter, but shall not contain more than forty percent (40%) by weight of coal that will pass through a screen having circular perforations one-quarter (1/4) of an inch in diameter.

**           Slagging Factor (Rs)=(B/A) x (Percent Sulfur by WeightDry)

***         Fouling Factor (Rf)=(B/A) x (Percent Na20 by WeightDry)

The Base Acid Ratio (B/A) is herein defined as:

BASE ACID RATIO (B/A) =	(Fe203 + Ca0 + Mg0 + Na20 + K20)
(Si02 + A1203 + T102)

Note:As used herein:	>	means greater than;
.	<	means less than

Quantity Requirement

The quantity required by the Coal Marketing and Sales Agreement is as follows:

QUANTITY – QUALITY B

Year	Tonnage
2003	250,000 – Quality B
2004	250,000 – Quality B

EXHIBIT B-2

PRODUCER’S CERTIFICATE – B-2

The undersigned, HIGHLAND MINING COMPANY, a Delaware corporation (herein “the Producer”), by and through its duly authorized officers as an inducement to LOUISVILLE GAS AND ELECTRIC COMPANY (“LG&E”), a Kentucky corporation (“Buyer”) and PEABODY COALSALES COMPANY, a Delaware corporation (herein “Agent”), to enter into Amendment No. 2 to a Coal Supply Agreement  dated January 1, 2002 (the January 1, 2002 Coal Supply Agreement as amended by Amendments 1 and 2 are collectively referred to herein as “Coal Supply Agreement”) between LG&E and Agent, and as a further inducement to Agent to enter into a Coal Marketing and Sales Agreement with Producer (“Coal Marketing and Sales Agreement”), hereby certifies, warrants and represents to LG&E and Agent as follows:

1.             Producer is a duly organized, validly existing corporation in good standing under the laws of the Commonwealth of Kentucky, and is fully qualified to do business under the laws of the Commonwealth of Kentucky.  Producer has all requisite power and authority to execute this instrument and to enter into all documents required in connection with and including this Producer’s Certificate and the proposed Coal Marketing and Sales Agreement between Producer and Agent.

2.             By the execution hereof, the undersigned certifies that, as the officers of Producer, they have all the necessary power and authority to execute and deliver this Producer’s Certificate B-2, for and on behalf of Producer.

3.             This Certificate is given by Producer to induce LG&E and Agent to each execute and deliver between themselves that certain proposed Coal Supply Agreement, with the knowledge that LG&E and Agent will each rely upon the truth of the statements made herein.

4.             Producer represents and warrants that the “Coal Property” described in Exhibit “A” to this Producer’s Certificate B-2 (the “Coal Property”) contains economically recoverable coal of a quality and in quantities which will be sufficient to satisfy all the quantity and quality requirements of the Coal Supply Agreement and the Coal Marketing and Sales Agreement which requirements are set forth on Exhibit “B” hereto.  Producer further agrees and warrants that it will have at the Coal Property adequate machinery, equipment and other facilities to produce, prepare and deliver coal in the quantity and at the quality specified in Exhibit “B” hereto.  Producer further represents, warrants and agrees that it will operate and maintain such machinery, equipment, and facilities in accordance with good mining practices so as to efficiently and economically produce, prepare, and deliver such coal.  Producer agrees that it shall operate and maintain the machinery, equipment and/or facilities at its sole expense, including all required permits and licenses.  Producer further dedicates to the Coal Supply Agreement and the Coal Marketing and Sales Agreement sufficient reserves of coal lying on or in the Coal Property meeting the quality specifications specified in Exhibit “B” hereto so as to fulfill the quantity requirements of the Coal Supply Agreement and the proposed Coal Marketing and Sales Agreement.

5.             Producer agrees and warrants that it will not, without obtaining the express prior written consent of both LG&E and of Agent, use or sell coal from the Coal Property in a way that will reduce the economically recoverable balance of coal in the Coal Property to an amount less than that required to be supplied by Producer as specified in Exhibit “B” hereto.

6.             Producer agrees and warrants that it shall require of the loading dock operator that (a) the barges and towboats provided by LG&E or LG&E’s barging contractor be provided convenient and safe berth free of wharfage, dockage and port charges; (b)  while the barges are in the care, custody and control of the loading dock, all U.S. Coast Guard regulations and other applicable laws, ordinances, rulings and regulations shall be complied with, including adequate mooring and display of warning lights; (c) any water in the cargo boxes of the barges be pumped out by the loading dock operator prior to loading; (d)  the loading operations be performed in a workmanlike manner and in accordance with the reasonable loading requirements of LG&E and LG&E’s barging contractor; and (e) the loading dock operator carry landing owner’s or wharfinger’s insurance with basic coverage of not less than $300,000 and total of basic coverage and excess liability coverage of not less than $1,000,000 and provide evidence thereof to LG&E and Agent in the form of a certificate of insurance from the insurance carrier or an acceptable certificate of self-insurance with requirement for notification of LG&E and Agent in the event of termination of the insurance.

7.             Producer agrees that it will replace rejected coal within five (5) working days with coal conforming to the rejection limits set forth in the proposed Coal Marketing and Sales Agreement between Producer and Agent, which rejection limits Producer understands and acknowledges are the same rejection limits as provided in the proposed Coal Supply Agreement between LG&E and Agent, and that should Producer either fail to replace the rejected coal within such five (5) working day period or the replacement coal is rightfully rejected (where such rejection is not based upon the BTU/LB minimum or the percentage of moisture maximum being exceeded as a result of weather conditions), and another source has replaced such rejected coal, Producer agrees to and shall reimburse LG&E for any amount that the total delivered cost to LG&E of such coal purchased from another source exceeds the then-current delivered cost of coal sold by Agent under the Coal Supply Agreement  between Agent and LG&E.  Further, Producer agrees to be responsible to pay or reimburse Agent or LG&E as applicable, for any and all freight or transportation expenses that have been incurred for rightfully rejected coal.

8.             Producer agrees that if it shall receive a notice in writing that the coal sold fails to meet one or more of the monthly average guarantees as set forth in the Coal Supply Agreement or the proposed Coal Supply Agreement between Agent and LG&E, then Producer shall within ten (10) days provide LG&E with reasonable assurances that subsequent monthly deliveries of coal shall meet or exceed such monthly average guarantees

9.             Producer agrees to and shall indemnify and save harmless LG&E, and its respective officers, directors, employees, and representatives from any responsibility and liability for any and all claims, demands, losses, legal actions for personal injuries, property damage and pollution (including reasonable attorney’s fees) relating to the barges provided by LG&E or LG&E’s contractor while such barges are in the care and custody of the loading dock, or for any failure of Producer to comply with laws, regulations or ordinances, or for any matter which arises out of the acts or omissions of Producer in the performance of its obligations hereunder including, but not limited to, the proper delivery of coal by Producer to Buyer.

10.           Producer agrees and warrants to and shall carry insurance coverage with minimum limits as follows:

A.            Commercial general liability, $1,000,000, single limit liability.

B.            Automobile general liability, $1,000,000 single limit liability.

C.            In addition, Producer shall carry excess liability insurance covering the foregoing perils in the amount of $4,000,000 for any one occurrence.

D.            Kentucky Worker’s Compensation and Employer’s Liability with statutory limits.

E.             If any of the above policies are written on a claims-made basis, then the retroactive date of the policy or policies will be no later than the effective date of Amendment 2 to the Coal Supply Agreement or the Producer’s proposed Coal Marketing and Sales Agreement with Agent whichever is earlier.

11.           Producer agrees that it shall not assign the proposed Coal Marketing and Sales Agreement between it and Agent or any rights or obligations thereunder without the prior written consent of Agent and LG&E which consent shall not be unreasonably withheld.

IN TESTIMONY WHEREOF, the undersigned officers and/or members of Producer have executed and delivered the foregoing Producer’s Certificate B-1 on behalf of Producer.

ATTEST:
HIGHLAND MINING COMPANY
By:

Its:

Date:

EXHIBIT A TO PRODUCER’S CERTIFICATE B-2

“Coal Property” means the following seams and mines owned by Producer:

Highland Mining Company’s Highland Mine, located in Union County, Kentucky.

EXHIBIT B TO PRODUCER’S CERTIFICATE B-2

Quality A Requirement

The quality designated as Quality A as required by the Coal Marketing and Sales Agreement is as follows on an “as received basis”:

Specifications	Guaranteed Monthly Weighted Average		Rejection Limits (per shipment)

BTU/LB.	min. 11,400		< 10,800

Ash	max 8.33 lbs./MMBTU		> 9.00 lbs./MMBTU
Moisture	max 10.53 lbs./MMBTU		> 12.00 lbs./MMBTU
Sulfur	max. 2.89 lbs./MMBTU		>3.10 lbs./MMBTU
Sulfur	min. 2.30 lbs./MMBTU		< 2.00 lbs./MMBTU

All Qualities:
Chlorine	max. 0.009 lbs./MMBTU		> 0.015 lbs./MMBTU
Fluorine	max. lbs./MMBTU		> lbs./MMBTU
Nitrogen	max. 1.32 lbs./MMBTU		> 1.70 lbs./MMBTU

ASH/SULFUR RATIO	min. 3.22:1		< 3:1

SIZE (3” x 0”):
Top size (inches)*	max. 3”x 0”		> 4”x 0”
Fines (% by wgt)
passing 1/4” screen	max. 60%	%	> 65

% BY WEIGHT:

VOLATILE	max. 30		> 29
FIXED CARBON	min. 43		< 40
GRINDABILITY (HGI)	min. 50		< 48
BASE ACID RATIO (B/A)	.40		> .50
SLAGGING FACTOR	1.32		1.80

ASH FUSION TEMPERATURE (°F) (ASTM D1857)

REDUCING ATMOSPHERE
Initial Deformation	min. 1990	min. 1990
Softening (H=W)	min. 2065	min. 2050
Softening (H=1/2W)	min. 2105	min. 2075
Fluid	min. 2225	min. 2200

OXIDIZING ATMOSPHERE
Initial Deformation	min. 2330	min. 2300
Softening (H=W)	min. 2355	min. 2325
Softening (H=1/2W)	min. 2400	min. 2370
Fluid	min. 2480	min. 2400

* All the coal will be of such size that it will pass through a screen having circular perforations three (3) inches in diameter, but shall not contain more than forty percent (40%) by weight of coal that will pass through a screen having circular perforations one-quarter (1/4) of an inch in diameter.

**           Slagging Factor (Rs)=(B/A) x (Percent Sulfur by WeightDry)

***         Fouling Factor (Rf)=(B/A) x (Percent Na20 by WeightDry)

The Base Acid Ratio (B/A) is herein defined as:

BASE ACID RATIO (B/A) =	(Fe203 + Ca0 + Mg0 + Na20 + K20)
(Si02 + A1203 + T102)

Note:	As used herein:	>	means greater than;
		<	means less than.

Quantity Requirement

The quantity required by the Coal Marketing and Sales Agreement is as follows:

QUANTITY – QUALITY A

Year	Tonnage
2002	600,000 – Quality A
2003	750,000 – Quality A
2004	600,000 – Quality A